Operating Lease (Details) - USD ($)	Jul. 15, 2019	Dec. 31, 2020	Dec. 31, 2019
Disclosure Text Block [Abstract]
Right of use asset		$ 369,747	$ 670,604
Lease liability		$ 336,537	$ 728,476
Operating lease agreements, description	the Company entered into two 2-year lease agreements with third parties for office space. Pursuant to the Lease Agreements, the monthly payments are RMB294,896 (approximately $43,000). The Lease Agreements will expire on August 15, 2021.